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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 28, 2004
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               (Date of Report - Date of Earliest Event Reported)

                       FIRST CASH FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               0-19133                                  75-2237318
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       (Commission File Number)             (IRS Employer Identification No.)

             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
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          (Address of principal executive offices, including zip code)

                                 (817) 460-3947
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

     On December 28, 2004, First Cash Financial Services, Inc. (the "Company") and Phillip E. Powell, Chairman of the Company's Board of Directors and Chief Executive Officer, agreed to terminate his employment agreement, effective December 30, 2004. The agreement, which included the terms of Mr. Powell's employment as the Chief Executive Officer for the Company, was terminated in association with Mr. Powell's resignation as an employee of the Company on December 30, 2004. There are no early termination penalties incurred by the Company.

     The terms of Mr. Powell's employment agreement can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which can be found on the website of the SEC at www.sec.gov.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On December 30, 2004, the Board of Directors of the Company (the "Board") announced the resignation of Phillip E. Powell as Chief Executive Officer of the Company. Mr. Powell will remain as Chairman of the Board.

     On December 30, 2004, J. Alan Barron, the Company's Chief Operating Officer, assumed the vacancy created by Mr. Powell's resignation. Mr. Barron will also retain his title of Chief Operating Officer ("COO").

     Mr. Barron has served as the Company's COO from January 1994 to May 1998 and from January 2003 to the present. For the period from May 1998 to January 2003, Mr. Barron served as the Company's President of Pawn Operations. Prior to joining the Company in 1994, Mr. Barron served as Chief Financial Officer for a privately-held pawnshop chain for two years, and served as an accountant at Price Waterhouse, LLP for five years.

     Mr. Barron has not been involved with a related transaction or relationship as defined by Item 404(a) of Regulation S-K between the Company and himself. Additionally, Mr. Barron has no family relations with the Company as defined by
Item 401(d) of Regulation S-K.

     The terms of Mr. Barron's employment agreement can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, which can be found on the website of the SEC at www.sec.gov. The Company intends on amending Mr. Barron's employment agreement to reflect his newly expanded role with the Company.

     On December 30, 2004, the Board also announced that Rick L. Wessel, President of the Company, has assumed the additional role and title of Vice Chairman of the Board of Directors. Mr. Wessel has served as a member of the Board since November 1992. The Company intends on amending Mr. Wessel's employment agreement to reflect his newly expanded role with the Company. The terms of Mr. Wessel's current employment agreement can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which can be found on the website of the SEC at www.sec.gov.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    10.1 (1)  Employment Agreement - Mr. Phillip E. Powell
    10.2 (2)  Employment Agreement - Mr. J. Alan Barron
    10.3 (1)  Employment Agreement - Mr. Rick L. Wessel
    99.1      Press Release dated December 30, 2004
              announcing the Company's completed leadership succession plan.
    99.2      Resignation letter of Mr. Phillip E. Powell

    (1) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 0 - 19133) and incorporated herein by reference.
    (2) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 0 - 19133) and incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 30, 2004                   FIRST CASH FINANCIAL SERVICES, INC.
                                            -----------------------------------
                                            (Registrant)

                                            R. DOUGLAS ORR
                                            ------------------------------------
                                            R. Douglas Orr
                                            Chief Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.       IDENTIFICATION OF EXHIBIT
----------        -------------------------
10.1 (1)          Employment Agreement - Mr. Phillip E. Powell
10.2 (2)          Employment Agreement - Mr. J. Alan Barron
10.3 (1)          Employment Agreement - Mr. Rick L. Wessel
99.1              Press Release dated December 30, 2004 announcing
                  the Company's completed leadership succession plan.
99.2              Resignation letter of Mr. Phillip E. Powell

         (1) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 0 - 19133) and incorporated herein by reference.
         (2) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 0 - 19133) and incorporated herein by reference.
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